UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K/A
Amendment No. 1
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
DTE Energy Company (“DTE” or the “Company”) and DTE Electric Company (“DTE Electric”, together the “Companies”) are filing this Current Report on Form 8-K/A as Amendment No. 1 to their Current Report on Form 8-K dated November 4, 2013 and filed with the Securities and Exchange Commission (the “Commission”) on November 5, 2013, to report the compensation arrangements with respect to certain executive officers of the Company subject to management changes announced in the Companies' Form 8-K filed with the Commission on November 5, 2013. We are also revising the effective date of certain of those management changes.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2013, the Board of Directors of the Company approved the management changes with respect to several executive officers of the Company. The compensation arrangements with respect to certain of these officers were evaluated by the Company’s Organization & Compensation Committee on December 4, 2013 and the following changes to compensation were approved, each effective upon the respective officer's commencement of his new role.

1.
Effective December 30, 2013, Steven E. Kurmas, currently Group President of the Company and President and Chief Operating Officer of DTE Electric, commences his new role as President and Chief Operating Officer of the Company and he will receive a $50,000 increase in base salary.

2,
Effective December 30, 2013, Gerardo Norcia, currently Group President of the Company and President and Chief Operating Officer of DTE Gas Company, commences his role as President and Chief Operating Officer-DTE Electric, remaining a Group President of the Company, and he will receive a $35,000 increase in base salary.

3.
Effective January 1, 2014, David E. Meador, currently the Executive Vice President and Chief Financial Officer, commences his new role as Vice Chairman and Chief Administrative Officer, and he will receive a $20,000 increase in base salary.

4.
Effective January 1, 2014, Peter B. Oleksiak, currently Senior Vice President-Finance, commences his position as Senior Vice President and Chief Financial Officer and his base salary will be increased to $440,000.

In addition, target percentages for each of these officers under the Company's Annual Incentive Plan and Long-Term Incentive Plan will be increased for plan years commencing in 2014. Further, certain of these officers will receive adjustments to other benefits and perquisites commensurate with their new positions. You can find more information about these plans and our executive benefits in the Company's 2013 Proxy Statement.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy's and DTE Electric 2012 Forms 10-K and 2013 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric that discuss important factors that could cause DTE Energy's and DTE Electric's actual results to differ materially. DTE Energy and DTE Electric expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 10, 2013

DTE ENERGY COMPANY (Registrant)

/s/ LARRY E. STEWARD Larry E. Steward Vice President

DTE ELECTRIC COMPANY (Registrant)

/s/ LARRY E. STEWARD Larry E. Steward Vice President